ELFUN GOVERNMENT MONEY MARKET FUND (the “Money Market Fund”)

ELFUN TAX-EXEMPT INCOME FUND (the “Tax-Exempt Fund”)

ELFUN INCOME FUND (the “Income Fund”)

(each a “Fund” and collectively the “Funds”)

Supplement Dated October 1, 2014

To the Statement of Additional Information dated April 30, 2014, as supplemented on July 3, 2014

At a Special Meeting of Unitholders of the Funds held on September 15, 2014 (the “Meeting”), the unitholders of each Fund entitled to vote at the Meeting approved the following proposals:

For the Money Market Fund

1.	An investment sub-advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), pursuant to which SSgA FM will serve as investment sub-adviser to the Money Market Fund.

For all Funds

2.	The implementation of a “manager of managers” structure whereby GE Asset Management Incorporated (“GEAM”) would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without unitholder approval.

3.	The amendment, elimination or reclassification of certain of the fundamental investment policies of the Funds, as follows:

a.	Amendment of each Fund’s fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations;

b.	Amendment of each Fund’s fundamental investment policy on concentration of investments to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry;

c.	Amendment of each Fund’s fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing;

d.	Amendment of each Fund’s fundamental investment policy on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances;

e.	Amendment of each Fund’s fundamental investment policy on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law;

f.	Amendment of each Fund’s fundamental investment policy on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law;

g.	Amendment and reclassification as non-fundamental each Fund’s fundamental investment policy on illiquid and restricted securities;

h.	Amendment and reclassification as fundamental each Fund’s non-fundamental investment policy on senior securities;

i.	Elimination of each Fund’s fundamental investment policy on short selling;

j.	Elimination of each Fund’s fundamental investment policy on investments in other investment companies;

k.	Elimination of the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on mortgaging, pledging or hypothecating of investments;

l.	Elimination of the Tax-Exempt Fund’s fundamental investment policy on oil, gas and mineral exploration;

m.	Elimination of each Fund’s fundamental investment policy on options (and straddles and spreads);

n.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on transactions with affiliates;

o.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on affiliate ownership;

p.	Reclassification as non-fundamental the Tax-Exempt Fund’s fundamental investment policy on control/management.

Except for the changes to certain of the fundamental investment policies of the Funds, which became effective September 15, 2014, the changes contemplated by Proposals 1 and 2 are effective immediately.

This Supplement should be retained with your

Statement of Additional Information for future reference.